UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

ETERNAL IMAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18889	20-4433227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

28800 Orchard Lake Road, Suite 130, Farmington, MI FFFarmington Hills, MI	48334
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (248) 932-3333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registered.

On February 12, 2009, Eternal Image, Inc. (the “Company”) borrowed $6,900 and $6,130 from Wallace Popravsky and Clint Mytych, respectively. Mr. Popravsky is the Company’s Vice President of Sales and Marketing  and a Director; Mr. Mytych is the Company’s Chief Executive Officer, President and Chairman of the Board. The loan documents include one 30 day promissory note for each loan. The principal provisions of the loan documents include:

The Popravsky Promissory Note

Date:                 February 12, 2009

Principal:           $6,900.00

Term:                30 days

Interest Rate:    10% compounded annually

Lender:              Wallace Popravsky

Borrower:          Eternal Image, Inc.

Security:           None

Additional Consideration:  None

The Mytych Note

Date:                  February 12, 2009

Principal:            $6,130.00

Term:                 30 days

Interest Rate:     10% compounded annually

Lender:              Clint Mytych

Borrower:           Eternal Image, Inc.

Security:             None

Additional Consideration:   None

The executed Popravsky and Mytych Promissory Notes are attached hereto as exhibits 10.1and 10.2, respectively, and incorporated by reference.

SECTION 9 – FINANCIAL STATEMENTS and EXHIBITS

ITEM 9.01(d)    EXHIBITS

Exhibit Number	Description

10.1 10.2	Popravsky Promissory Note Mytych Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ETERNAL IMAGE, INC.

Date: February 13, 2009	By: /s/ Clint Mytych
Clint Mytych
Chief Executive Officer and Chairman